Exhibit (a)(2)

SCHEDULE A

to

Amended and Restated Agreement and Declaration of Trust

of

Forward Funds

Schedule of Series and Classes

Series	Class of Shares
Salient Adaptive Balanced Fund	Investor Class Institutional Class Class A Class C

Salient Adaptive Income Fund	Investor Class Institutional Class Class A Class C

Salient Adaptive US Equity Fund	Investor Class Institutional Class

Salient EM Infrastructure Fund	Investor Class Institutional Class Class A Class B Class C Class I2

Salient International Dividend Signal Fund	Investor Class Institutional Class Class A Class C Class I2

Salient International Real Estate Fund	Investor Class Institutional Class Class A Class C Class I2

Salient International Small Cap Fund	Investor Class Institutional Class Class C Class I2

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Salient Real Estate Fund	Investor Class Institutional Class Class A Class C

Salient Select Income Fund	Investor Class Institutional Class Class A Class B Class C Class I2

Salient Select Opportunity Fund	Investor Class Institutional Class Class A Class C Class I2

Salient Tactical Growth Fund	Investor Class Institutional Class Class A Class C Class I2

Salient Tactical Muni & Credit Fund	Investor Class Institutional Class Class A Class C Class I2

Salient Tactical Real Estate Fund	Investor Class Institutional Class Class A Class B Class C Class I2

Salient US Dividend Signal Fund	Investor Class Institutional Class Class A Class C Class I2

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As amended:	March 8, 2007	April 19, 2011
	September 11, 2007	April 21, 2011
	November 13, 2007	May 1, 2011
	January 9, 2008	September 8, 2011
	March 5, 2008	September 30, 2011
	September 17, 2008	November 1, 2011
	January 7, 2009	December 31, 2011
	April 29, 2009	January 30, 2012
	June 3, 2009	March 19, 2012
	June 9, 2009	May 1, 2012
	June 12, 2009	November 1, 2012
	June 17, 2009	November 30, 2012
	June 26, 2009	December 3, 2012
	September 25, 2009	December 17, 2012
	October 30, 2009	May 1, 2013
	December 1, 2009	July 26, 2013
	December 11, 2009	July 31, 2013
	January 11, 2010	December 23, 2013
	May 1, 2010	August 1, 2014
	June 11, 2010	December 15, 2014
	August 9, 2010	April 24, 2015
	September 1, 2010	May 1, 2015
	September 20, 2010	November 2, 2015
	September 22, 2010	December 30, 2015
	October 20, 2010	May 1, 2016
	December 31, 2010	June 1, 2016
	January 20, 2011	May 1, 2017

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